[ERNST & YOUNG LLP LETTERHEAD]



January 22, 1997




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of Form 8K/A1 dated January 22, 1997 of Monterey Homes Corporation (formerly Homeplex Mortgage Investments Corporation) and are in agreement with the statements contained in the second paragraph under the heading "Changes in Registrant's Certifying Accountant" on page 3 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                        /s/ Ernst & Young LLP

                                            Ernst & Young LLP